                                                                   EXHIBIT 10.20

                      FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is entered into to be effective as of June 26, 1996, by and among F.Y.I. Incorporated, a Delaware corporation ("F.Y.I."), Imagent Acquisition Corp., a Delaware corporation ("Imagent"), Researchers Acquisition Corp., a Delaware corporation ("Researchers"), Recordex Acquisition Corp., a Delaware corporation ("Recordex"), DPAS Acquisition Corp., a Delaware corporation ("DPAS"), Leonard Archives Acquisition Corp., a Delaware corporation ("Leonard"), Deliverex Acquisition Corp., a Delaware corporation ("Deliverex"), Permanent Records Acquisition Corp., a Delaware corporation ("Permanent"), Deliverex Sacramento Acquisition Corp., a Delaware corporation ("Sacramento") (F.Y.I., Imagent, Researchers, Recordex, DPAS, Leonard, Deliverex, Permanent and Sacramento are collectively referred to as the "Original Borrowers"), B&B (Baltimore-Washington) Acquisition Corp., a Delaware corporation ("B&B"), Premier Acquisition Corp., a Delaware corporation ("Premier"), Robert A. Cook Acquisition Corp., a Delaware corporation ("Cook"), Peninsula Record Management, Inc., a California corporation ("Peninsula"), and RAC (California) Acquisition Corp., a Delaware corporation ("RAC") (B&B, Premier, Cook, Peninsula and RAC are referred to collectively as the "New Borrowers") (the Original Borrowers and the New Borrowers are referred to collectively as the "Borrowers"), Banque Paribas, a bank organized under the laws of the Republic of France, as Agent (the "Agent"), and the Lenders (as such term is defined in the Credit Agreement, as hereinafter defined) which are parties hereto.

                                    RECITALS

         A. The Original Borrowers, the Agent and the Lenders entered into that certain Credit Agreement dated as of April 18, 1996 (the "Credit Agreement"), pursuant to which, among other things, the Lenders agreed to make certain loans available to the Original Borrowers upon the terms and conditions set forth therein;

         B. Each of the New Borrowers has entered into a Borrower Addition Agreement pursuant to which it has become a Borrower under the Credit Agreement.

         C. The Borrowers, the Agent and the Lenders desire to amend the Credit Agreement in certain respects as more fully set out herein.

                                   AGREEMENT

         NOW, THEREFORE, for and in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders, and the Agent hereby agree as follows:




FIRST AMENDMENT TO CREDIT AGREEMENT                                       Page 1

         1. Terms. All terms used herein which begin with an initial capital letter shall, unless otherwise expressly defined herein, have the same definitions assigned to such terms in the Credit Agreement, as modified by this Amendment.

         2. Addition of Definition of "B&B Letter of Credit." Effective as of the date hereof, a new definition of "B&B Letter of Credit" is hereby added to Section 1.1 of the Credit Agreement to read in its entirety as follows:

                 "B&B Letter of Credit" means a Letter of Credit issued by the Issuing Bank in favor of the Fifth Third Bank, as trustee, or any successor thereto (the "Trustee") for the benefit of the holders of those certain $2,400,000 Prince George's County, Maryland Variable Rate Demand/Fixed Rate Revenue Bonds (B&B Records Center, Inc. Facility) 1989 Issue as a replacement for the letter of credit issued by Crestar Bank in favor of the Trustee, in a face amount not to exceed $2,500,000, and issued under the Term Loans Commitments, as such Letter of Credit may be renewed, extended or replaced.

         3. Amendment to Definition of "Aggregate Commitment Percentage." Effective as of the date hereof, the definition of "Aggregate Commitment Percentage" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 "Aggregate Commitment Percentage" means, as to any Lender, the percentage equivalent of a fraction, the numerator of which is the sum of the outstanding Revolving Credit Loans Commitment of such Lender (or, if such Commitment has terminated or expired, the outstanding principal amount of its Revolving Credit Loans and its Letter of Credit Liabilities relating to Letters of Credit issued pursuant to the Revolving Credit Loans Commitments), plus the Term Loans Commitment of such Lender (or if such Commitment has terminated or expired, the outstanding principal amount of the Term Loans of such Lender and its Letter of Credit Liabilities relating to Letters of Credit issued pursuant to the Term Loans Commitments ), and the denominator of which is the sum of the outstanding Revolving Credit Loans Commitments of all Lenders (or, if such Commitments have terminated or expired, the outstanding principal amount of the Revolving Credit Loans and the Letter of Credit Liabilities relating to Letters of Credit issued pursuant to the Revolving Credit Loans Commitments), plus the outstanding Term Loans Commitments of all Lenders (or if such Commitments have terminated or expired, the outstanding principal amount of the Term Loans of all Lenders and the Letter of Credit Liabilities relating to Letters of Credit issued pursuant to the Term Loans Commitments).

         4. Amendment to Definition of "Letter of Credit Liabilities." Effective as of the date hereof, the definition of "Letter of Credit Liabilities" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 "Letter of Credit Liabilities" means, at any time, the aggregate undrawn face amounts of all outstanding Letters of Credit and all unreimbursed drawings under Letters





FIRST AMENDMENT TO CREDIT AGREEMENT                                       Page 2
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         of Credit issued pursuant to the Revolving Credit Loans Commitments and the Term Loans Commitments.

         5. Amendment to Definition of "Outstanding Credit." Effective as of the date hereof, the definition of "Outstanding Credit" contained in Section
1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 "Outstanding Credit" means, at any particular time, the sum of
         (a) the outstanding principal amount of the Revolving Credit Loans, plus (b) the outstanding principal amount of the Swing Loans, plus (c) the Letter of Credit Liabilities relating to Letters of Credit issued pursuant to the Revolving Credit Loans Commitments.

         6. Amendment to Definition of "Required Lenders". Effective as of the date hereof, the definition of "Required Lenders" contained in Section
1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 "Required Lenders" means, at any date of determination, Lenders having in the aggregate at least 66 2/3% (in Dollar amount as to any one or more of the following) of the sum of the aggregate outstanding Revolving Credit Loans Commitments (or, if such Commitments have terminated or expired, the aggregate outstanding principal amount of the Revolving Credit Loans and the aggregate Letter of Credit Liabilities relating to Letters of Credit issued pursuant to the Revolving Credit Loans Commitments), plus the aggregate outstanding Term Loans Commitments (or if such Commitments have terminated or expired, the aggregate outstanding principal amount of the Term Loans and the aggregate Letter of Credit Liabilities relating to Letters of Credit issued pursuant to the Term Loans Commitments).

         7. Amendment to Definition of "Term Loans Commitment". Effective as of the date hereof, the definition of "Term Loans Commitment" contained in
Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 "Term Loans Commitment" means, as to any Lender, the obligation of such Lender to make or continue Term Loans hereunder or participate in Letter of Credit Liabilities in an aggregate principal amount up to but not exceeding the amount set forth opposite the name of such Lender on the signature pages hereto under the heading "Term Loans Commitment", as the same may be reduced or terminated pursuant to Section 2.13 or 11.2, and "Term Loans Commitments" means such obligations of all Lenders. As of the Closing Date, the aggregate principal amount of the Term Loans Commitments is $30,000,000.

         8. Amendment to Section 1.4 of the Credit Agreement. Effective as of the date hereof, clause (ii) of Section 1.4 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:





FIRST AMENDMENT TO CREDIT AGREEMENT                                       Page 3
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                 (ii) Capital Expenditures, taxes and EBITDA as components
         used in calculating the financial covenants contained in Article 10 shall, for the fiscal quarters of F.Y.I. and its Subsidiaries commencing after and completed subsequent to the Closing Date and ending prior to March 31, 1997, be calculated on a combined pro forma basis based on the actual historic Capital Expenditures, taxes and EBITDA of F.Y.I. and its Subsidiaries as individual corporations prior to their consolidation and thereafter shall be calculated based on the four fiscal quarters of F.Y.I. and its Subsidiaries then most recently ended, and


         9.      Amendment to Section 2.3(c) of the Credit Agreement.
Effective as of the date hereof, Section 2.3(c) of the Credit Agreement is hereby amended by adding two new sentences at the end of such Section 2.3(c) to read in their entirety as follows:

                 For purposes of this Section 2.3(c), the face amount of any Letters of Credit issued pursuant to the Term Loans Commitments shall be added to the outstanding principal balance of the Term Loans for purposes of determining if such aggregate amount is at or below the level to which the balance of the Term Loans is required to be reduced by this Section 2.3(c). If at any time prior to the Term Loans Maturity Date when any Letters of Credit are outstanding under the Term Loans Commitments, the outstanding principal balance of the Term Loans is required by the terms of this Section 2.3(c) to be reduced to a level which is below the face amount of such outstanding Letters of Credit, then following the repayment of all outstanding Term Loans the Term Loans Borrowers shall deliver to the Agent cash or cash equivalents in an amount equal to or greater than the difference between the face amount of such outstanding Letters of Credit and the level to which the Term Loans Borrowers are required to repay the outstanding balance of the Term Loans, such cash or cash equivalents to be pledged to the Agent as security for the Obligations pursuant to documentation satisfactory to the Agent in form and substance.

         10. Amendment to Section 2.7(e) of the Credit Agreement. Effective as of the date hereof, Section 2.7(e) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 (e) Borrowing Base. If at any time the Outstanding Credit exceeds an amount equal to the lesser of (i) the Aggregate Borrowing Base or (ii) the Revolving Credit Loans Commitments at such time, within one Business Day after the occurrence thereof each of the Revolving Loans Borrowers shall jointly and severally pay to the Agent the amount of such excess as a prepayment of the Revolving Credit Loans (or, if the Revolving Credit Loans have been paid in full, to reduce or to provide cash collateral to secure the outstanding Letter of Credit Liabilities relating to Letters of Credit issued pursuant to the Revolving Credit Loans Commitments). If at any time the Outstanding Credit for which any Revolving Loans Borrower is the borrower and the account party exceeds such Borrower's Borrowing Base, such Borrower, within one Business Day of the occurrence thereof, shall pay to the Agent the amount of such excess as a prepayment of the Revolving Credit Loans (or if the Revolving Credit Loans have been paid in full, to




FIRST AMENDMENT TO CREDIT AGREEMENT                                       Page 4
         reduce or to provide cash collateral to reduce the outstanding Letter of Credit Liabilities of such Borrower relating to Letters of Credit issued pursuant to the Revolving Credit Loans Commitments).

         11. Amendment to Section 2.14(a) of the Credit Agreement. Effective as of the date hereof, Section 2.14(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 (a) Subject to the terms and provisions of this Agreement, each of the Revolving Loans Borrowers may utilize the Revolving Credit Loans Commitments by requesting that the Issuing Bank issue Letters of Credit; provided, that the aggregate amount of outstanding Letter of Credit Liabilities under the Revolving Credit Loans Commitments shall not at any time exceed $1,000,000. Subject to the terms and provisions of this Agreement, each of the Term Loans Borrowers may utilize the Term Loans Commitments by requesting that the Issuing Bank issue the B&B Letter of Credit; provided, that the aggregate amount of outstanding Letter of Credit Liabilities under the Term Loans Commitments shall not at any time exceed $2,500,000. Upon the date of issue of each Letter of Credit, the Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have purchased from the Issuing Bank, a participation to the extent of such Lender's Commitment Percentage in such Letter of Credit.

         12. Amendment to Section 2.14(b) of the Credit Agreement. Effective as of the date hereof, Section 2.14(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 (b) F.Y.I., with respect to the Revolving Credit Loans or the Term Loans, as applicable, for and on behalf of itself and the other Revolving Loans Borrowers or Term Loans Borrowers, as applicable, shall give the Issuing Bank (with a copy to the Agent) at least five Business Days irrevocable prior notice (effective upon receipt) specifying the date of each Letter of Credit and the nature of the transactions to be supported thereby. Upon receipt of such notice the Issuing Bank shall promptly notify each applicable Lender of the contents thereof and of such Lender's Commitment Percentage of the amount of the proposed Letter of Credit. Each Letter of Credit shall have an expiration date that does not exceed one year from the date of issuance (provided, however, that the B&B Letter of Credit may have an expiration date that is up to eighteen months after the date of issuance) and that does not extend beyond the Revolving Credit Loans Maturity Date, shall be payable in Dollars, shall support a transaction entered into in the ordinary course of the account party's or parties' business, shall be satisfactory in form and substance to the Issuing Bank, and shall be issued pursuant to such agreements, documents and instruments (including a Letter of Credit Agreement) as the Issuing Bank may reasonably require, none of which shall be inconsistent with this Section 2.14. Each Letter of Credit shall (i) provide for the payment of drafts presented for, on or thereunder by the beneficiary in accordance with the terms thereof, when such drafts are accompanied by the documents





FIRST AMENDMENT TO CREDIT AGREEMENT                                       Page 5
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         (if any) described in the Letter of Credit and (ii) to the extent not inconsistent with the terms hereof or any applicable Letter of Credit Agreement, be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (together with any subsequent revision thereof approved by a Congress of the International Chamber of Commerce and adhered to by the Issuing Bank, the "UCP"), and shall, as to matters not governed by the UCP, be governed by, and construed and interpreted in accordance with, the laws of the State of Texas.

         13. Amendment to Section 2.14(c) of the Credit Agreement. Effective as of the date hereof, Section 2.14(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 (c) Each of the Revolving Loans Borrowers jointly and severally agrees to pay to the Agent for the account of each Lender (except as provided in the proviso below), in arrears on each Quarterly Date beginning on June 30, 1996 and on the Revolving Credit Loans Maturity Date, a nonrefundable letter of credit fee with respect to each Letter of Credit issued pursuant to the Revolving Credit Loans Commitment in an amount equal to (i) the rate per annum equal to the Applicable Margin (for Revolving Credit Loans) for Eurodollar Loans in effect on the date of issuance of such Letter of Credit (with respect to the fee due on the first Quarterly Date after issuance) or on the first day of the applicable quarterly or other period beginning after the calendar quarter during which the issuance of such Letter of Credit occurred (with respect to the fee due on each subsequent Quarterly Date or on the Revolving Credit Loans Maturity Date), multiplied by (ii) the daily average face amount of the Letters of Credit issued pursuant to the Revolving Credit Loans Commitments and in effect during the applicable period. Each of the Term Loans Borrowers jointly and severally agrees to pay to the Agent for the account of each Lender (except as provided in the proviso below), in arrears on each Quarterly Date beginning on June 30, 1996 and on the Term Loans Maturity Date, a nonrefundable letter of credit fee with respect to each Letter of Credit issued pursuant to the Term Loans Commitment in an amount equal to (i) the rate per annum equal to the Applicable Margin (for Term Loans) for Eurodollar Loans in effect on the date of issuance of such Letter of Credit (with respect to the fee due on the first Quarterly Date after issuance) or on the first day of the applicable quarterly or other period beginning after the calendar quarter during which the issuance of such Letter of Credit occurred (with respect to the fee due on each subsequent Quarterly Date or on the Term Loans Maturity Date), multiplied by (ii) the daily average face amount of the Letters of Credit issued pursuant to the Term Loans Commitments and in effect during the applicable period. The Agent agrees to pay to each Lender or Issuing Bank (as applicable), promptly after receiving any payment of letter of credit fees referred to above in this subsection (c), such Lender's Commitment Percentage of such fees or such Issuing Bank's fees (as applicable), respectively. The Borrowers further jointly and severally agree to pay to the Issuing Bank for its own account, on the date of issuance of such Letter of Credit and on each anniversary of such date of issuance (if such Letter of Credit then remains outstanding), an amount equal to the greater of one-quarter of one percent (0.25%) of the face amount of the Letter of Credit being issued or $750.00. In





FIRST AMENDMENT TO CREDIT AGREEMENT                                       Page 6
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         addition to the foregoing fees, each of the Revolving Loans Borrowers and Term Loans Borrowers, as applicable, depending upon whether the applicable Letter of Credit was issued pursuant to the Revolving
         Credit Loans Commitments or the Term Loans Commitments, shall pay or reimburse the Issuing Bank for such normal and customary costs and expenses, including, without limitation, administrative, issuance, amendment, payment and negotiation charges, as are incurred or charged by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

         14. Amendment to Section 2.14(e) of the Credit Agreement. Effective as of the date hereof, Section 2.14(e) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 (e) Each of the Revolving Loans Borrowers shall be irrevocably and unconditionally and jointly and severally obligated to immediately reimburse the Issuing Bank for any amounts paid by the Issuing Bank upon any drawing under any Letter of Credit issued pursuant to the Revolving Credit Loans Commitments, without presentment, demand, protest or other formalities of any kind. Each of the Term Loans Borrowers shall be irrevocably and unconditionally and jointly and severally obligated to immediately reimburse the Issuing Bank for any amounts paid by the Issuing Bank upon any drawing under any Letter of Credit issued pursuant to the Term Loans Commitments, without presentment, demand, protest or other formalities of any kind. The Issuing Bank will pay to each such Lender such Lender's Commitment Percentage of all amounts received from or on behalf of the account party or parties for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Letter of Credit, but only to the extent such Lender has made payment to the Issuing Bank in respect of such Letter of Credit pursuant to subsection (d) above. Outstanding Reimbursement Obligations shall bear interest at the Default Rate and such interest shall be payable on demand.

         15. Amendment to Section 2.15 of the Credit Agreement. Effective as of the date hereof, Section 2.15 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 Section 2.15 Refinancing of Swing Loans. Upon one Business Day's prior written notice from Paribas to the Agent, the Swing Loans Borrowers and the Lenders at any time and from time to time (including, without limitation, at any time following the occurrence of an Event of Default), each Lender (including, without limitation, Paribas) agrees, severally and not jointly, as provided in Section 2.1(a), and notwithstanding (i) anything to the contrary contained in this Article 2 or elsewhere in this Agreement or (ii) any excess of Outstanding Credit over the Borrowing Base, the existence of any Event of Default or the inability of or failure by F.Y.I. or any Subsidiary to comply with any condition precedent set forth in Article 6 (which conditions precedent shall not apply to this Section 2.15), to make a Revolving Credit Loan, which Loan shall be a Prime Rate Loan, in an amount equal to such Lender's pro rata portion, based upon its Revolving Credit Loans





FIRST AMENDMENT TO CREDIT AGREEMENT                                       Page 7

         Commitment, of the aggregate principal amount of the Swing Loans then outstanding (up to but not in excess of the amount which, when added to such Lender's pro rata portion, based on its Revolving Credit Loans Commitment, of the then-outstanding Revolving Credit Loans and Letter of Credit Liabilities relating to Letters of Credit issued pursuant to the Revolving Credit Loans Commitments, would equal such Lender's Revolving Credit Loans Commitment), and the proceeds of all such Loans by the Lenders shall be promptly applied by the Agent to repay principal and accrued and unpaid interest with respect to the Swing Loans then outstanding.

         16. Amendment to Section 9.18 of the Credit Agreement. Effective as of the date hereof, Section 9.18 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 Section 9.18 Second-Tier Subsidiaries. No Borrower other than F.Y.I. shall have any Subsidiaries, and F.Y.I. shall not have any Subsidiaries which are Subsidiaries of Subsidiaries; provided, however, that for the period from the Closing Date until (but not after) April 18, 1998, Deliverex may have as a Subsidiary Peninsula Record Management, Inc., a California corporation.

         17. Representations and Warranties. The representations and warranties made by the Borrowers in the Loan Documents, as the same are amended hereby, are true and correct at the time this Amendment is executed and delivered, except to the extent that such representations and warranties are expressly by their terms made only as of the Closing Date or another specified date.

         18. Costs. The Borrowers jointly and severally agree to pay all costs incurred in connection with the negotiation, preparation, execution and consummation of this Amendment and the transactions contemplated by this Amendment including, without limitation, the fees and expenses of counsel to the Agent and the Lenders.

         19.     Miscellaneous.

                 (a) Headings. Section headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Amendment.

                 (b) No Waiver. No failure on the part of the Agent or the Lenders to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under the Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any right, power, or privilege under the Loan Documents shall preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

                 (c) Effect of this Amendment. The Credit Agreement, as amended by this Amendment, shall remain in full force and effect except that any reference therein, or in





FIRST AMENDMENT TO CREDIT AGREEMENT                                       Page 8
         any other Loan Document, referring to the Credit Agreement, shall be deemed to refer to the Credit Agreement, as amended by this Amendment.

                 (d) Governing Law. EXCEPT TO THE EXTENT THAT THE CREDIT AGREEMENT EXPRESSLY PROVIDES OTHERWISE, THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                 (e) Counterparts. This Amendment may be executed by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same Amendment.

                 (f) NO ORAL AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE ENTIRE AGREEMENT AMONG THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

                                        BORROWERS:

                                        F.Y.I. INCORPORATED


                                        By: /s/ David Lowenstein
                                            ----------------------------
                                        Name:  David Lowenstein
                                        Title:  Executive Vice President



                                        IMAGENT ACQUISITION CORP.


                                        By:  /s/ David Lowenstein
                                            ----------------------------
                                        Name:  David Lowenstein
                                        Title:  Executive Vice President





FIRST AMENDMENT TO CREDIT AGREEMENT                                       Page 9

                                        RESEARCHERS ACQUISITION CORP.


                                        By:  /s/ David Lowenstein
                                             ----------------------------
                                        Name:  David Lowenstein
                                        Title:  Executive Vice President



                                        RECORDEX ACQUISITION CORP.


                                        By:  /s/ David Lowenstein
                                             ----------------------------
                                        Name:  David Lowenstein
                                        Title:  Executive Vice President



                                        DPAS ACQUISITION CORP.


                                        By:  /s/ David Lowenstein
                                             ----------------------------
                                        Name:  David Lowenstein
                                        Title:  Executive Vice President



                                        LEONARD ARCHIVES ACQUISITION CORP.


                                        By:  /s/ David Lowenstein
                                             ----------------------------
                                        Name:  David Lowenstein
                                        Title:  Executive Vice President



                                        DELIVEREX ACQUISITION CORP.


                                        By:  /s/ David Lowenstein
                                             ----------------------------
                                        Name:  David Lowenstein
                                        Title:  Executive Vice President





FIRST AMENDMENT TO CREDIT AGREEMENT                                      Page 10

                                        PERMANENT RECORDS ACQUISITION CORP.


                                        By:  /s/ David Lowenstein
                                             ----------------------------
                                        Name:  David Lowenstein
                                        Title:  Executive Vice President



                                        DELIVEREX SACRAMENTO ACQUISITION
                                        CORP.


                                        By:  /s/ David Lowenstein
                                             ----------------------------
                                        Name:  David Lowenstein
                                        Title:  Executive Vice President



                                        B&B (BALTIMORE-WASHINGTON)
                                        ACQUISITION CORP.


                                        By:  /s/ David Lowenstein
                                             ----------------------------
                                        Name:  David Lowenstein
                                        Title:  Executive Vice President



                                        PREMIER ACQUISITION CORP.


                                        By:  /s/ David Lowenstein
                                             ----------------------------
                                        Name:  David Lowenstein
                                        Title:  Executive Vice President



                                        ROBERT A. COOK ACQUISITION CORP.


                                        By:  /s/ David Lowenstein
                                             ----------------------------
                                        Name:  David Lowenstein
                                        Title:  Executive Vice President





FIRST AMENDMENT TO CREDIT AGREEMENT                                      Page 11

                                        PENINSULA RECORD MANAGEMENT, INC.


                                        By:  /s/ David Lowenstein
                                             ----------------------------
                                        Name:  David Lowenstein
                                        Title:  Vice President



                                        RAC (CALIFORNIA) ACQUISITION CORP.


                                        By:  /s/ David Lowenstein
                                             ----------------------------
                                        Name:  David Lowenstein
                                        Title:  Executive Vice President


                                        AGENT:

                                        BANQUE PARIBAS, as Agent


                                        By:  /s/ Clark C. King III
                                             ----------------------------
                                        Name: Clark C. King III
                                        Title: Vice President


                                        By:  /s/ Mark A. Radzik
                                             ----------------------------
                                        Name: Mark A. Radzik
                                        Title: Vice President



                                        LENDERS:

                                        BANQUE PARIBAS


                                        By:
                                             ----------------------------
                                        Name:
                                               --------------------------
                                        Title:
                                                -------------------------





FIRST AMENDMENT TO CREDIT AGREEMENT                                      Page 12

                                        By:
                                             ----------------------------
                                        Name:
                                               --------------------------
                                        Title:
                                                -------------------------



                                        FIRST SOURCE FINANCIAL LLP

                                        By:      FIRST SOURCE FINANCIAL, INC.,
                                                 its Agent/Manager


                                        By:  /s/ John Walding
                                             ----------------------------
                                        Name: John Walding
                                        Title: Vice President



                                        IBJ SCHRODER BANK & TRUST COMPANY


                                        By:  /s/ Karen Phillips
                                             ----------------------------
                                        Name: Karen Phillips
                                        Title: Vice President





FIRST AMENDMENT TO CREDIT AGREEMENT                                      Page 13